Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21:- SUBSEQUENT EVENTS

1)	On February 2, 2020 the Company filed a claim against Imdecol, requesting to enforce the pledges it has made for the benefit of the Company, due to Imdecol's inability the repay its debts to the Company. On February 25, 2020, the District court of Tel-Aviv ruled in favor of the Company and determined that the pledges are to be enforced.

2)	On February 19, 2020, the Company, through its wholly owned subsidiary, Ruby Tech Inc. entered into an agreement for a loan from YA II in the principal amount of $600,000.

The principal loan amount bears an interest rate of 8% per annum and is not secured and is guaranteed by BOS-Odem and by the company. The loan will be paid in 12 monthly installments of principal and interest starting from March 2020. BOS issued to the lender warrants to purchase up to 100,000 ordinary shares of the Company at an exercise price of $3.00 per ordinary share. If following six months from the issuance of the warrants the shares underlying the warrants are not subject to an effective registration statement, the warrants may be exercised on a cashless basis. The warrants are exercisable for a period of two years from issuance. The Company paid to the lender a commitment fee of $15,000.

3)	In March 2020, the Company increased its credit facilities from Bank Beinleumi in the amount of $180,000 in interest rate of Prime+1.5%. The loans will be paid from June 2020, in monthly equal installments for a period of 2 years.

4)	In December 2019, a new strain of coronavirus ("COVID-19") was reported to have surfaced in Wuhan, Hubei Province, China. During January, February and March of 2020, COVID-19 has spread globally, including in Israel. In response to the COVID-19 virus, countries have taken different measures in relation to prevention and containment including lock-down and quarantine. The COVID-19 virus continues to impact worldwide economic activity and pose the risk that we or our employees, contractors, suppliers, customers and other business partners may be prevented from conducting certain business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities or otherwise elected by companies as a preventive measure. The Company relies, with respect to some of its products, on manufacturers in China. The effects of the COVID-19 may result in such products not being produced and/or shipped to the Company. In addition, mandated government authority measures or other measures elected by companies as preventive measures may lead to our consumers being unable to complete purchases or other activities. COVID-19 may have an adverse effect on trading, on our operations, collection of our client debt and, its continuous spread and protective measures taken by the authorities may adversely affect our future results of operations, cash flows and financial condition.